COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Class A (IRFAX), Class C (IRFCX), Class F (IRFFX), Class I (IRFIX),

Class R (IRFRX) and Class Z (IRFZX) SHARES

Supplement dated September 18, 2019 to

Summary Prospectus and Prospectus dated May 1, 2019

Statement of Additional Information dated September 1, 2019

Effective October 31, 2019, Laurel Durkay will be added as a portfolio manager of Cohen & Steers International Realty Fund, Inc. (the “Fund”). Jon Cheigh, William Leung and Rogier Quirijns will continue to serve as portfolio managers of the Fund. As of August 31, 2019, Laurel Durkay did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management – Portfolio Managers” of each of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh – Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

William Leung – Senior Vice President of the Advisor. Mr. Leung has been a portfolio manager of the Fund since 2012.

Rogier Quirijns – Senior Vice President of the Advisor. Mr. Quirijns has been a portfolio manager of the Fund since 2012.

Laurel Durkay – Senior Vice President of the Advisor. Ms. Durkay has been a portfolio manager of the Fund since 2019.

In addition, the section titled “Management of the Fund – Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh – Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor and head of the global real estate investment team.

William Leung – Mr. Leung has been with CNS Asia since 2012 and currently serves as Senior Vice President of the Advisor. Prior to joining the Advisor, Mr. Leung was a director, a portfolio manager and head of Asia real estate securities at Deutsche Asset Management/RREEF. Mr. Leung has a masters of business degree from The Hong Kong University of Science and Technology and is based in Hong Kong.

Rogier Quirijns – Mr. Quirijns joined the Advisor in 2008 and currently serves as Senior Vice President of the Advisor. Mr. Quirijns has a degree in business economics from the University of Amsterdam and is based in London.

Laurel Durkay – Ms. Durkay joined the Advisor in 2007 and currently serves as Senior Vice President of the Advisor and a member of the global real estate investment team.

The Advisor and Subadvisors utilize a team-based approach in managing the Fund. Messrs. Cheigh, Leung and Quirijns and Ms. Durkay direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services – Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
International Realty Fund*
Jon Cheigh	7	$10,676	34	$4,000	20	$5,307
William Leung	1	$1,484	26	$5,316	11	$3,337
Rogier Quirijns	1	$1,484	26	$5,316	11	$3,153
Laurel Durkay	2	$1,839	25	$3,780	18	$4,191
*	Other accounts managed data as of August 31, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

IRFSSPRO-0919